Exhibit 10.2 - Assignment Agreement to the Option Agreement

                ASSIGNMENT AGREEMENT TO THE OPTION AGREEMENT

   This Assignment Agreement (the "Assignment"), effective on July 31, 2008 (hereinafter the "Effective Date"), is made by and between THE PENN STATE RESEARCH. FOUNDATION, a non-profit corporation duly organized and existing under the laws of the Commonwealth of Pennsylvania and having an office at 304 Old Main, University Park, Pennsylvania 16802 (hereinafter referred to as "PSRF"), Northwest Medical Research Inc., having its principal office at #90 NW Second Street, P.O. Box 910, Stevenson, Washington. 98648 (hereinafter referred to as "OPTIONEE") and Generic Marketing Services, Inc., a publicly traded corporation controlled by Dr. Marvin Hausman (hereinafter "NEWCO").

   WHEREAS, PSRF and OPTIONEE entered into an Option Agreement ("Option Agreement"), effective May 1, 2006, granting OPTIONEE an option to obtain an exclusive license under the PATENTS RIGHTS to make, have made, use and sell LICENSED PRODUCTS and to perform processes covered thereby.

   WHEREAS, Paragraph 11.1 of the Option Agreement permits the assignment of this Option Agreement to another entity formed and controlled by Dr. Marvin Hausman, President of Northwest Medical Research Inc.

   WHEREAS, OPTIONEE has represented that it wishes to assign its exclusive option rights to the INVENTION and LICENSED PATENTS as covered in the Option Agreement;

   WHEREAS, PSRF desires to have the INVENTION and LICENSED PATENTS utilized in the public interest and is willing to assign PSRF's rights hereunder to NEWCO (as hereinafter defined),

   Now, therefore, in consideration for the foregoing and the covenants and promises hereinafter set forth, and with intent to be legally bound, the parties hereto agree as follows:

1. NEWCO hereby agrees to undertake all terms, conditions and obligations of OPTIONEE under- the May 1, 2006 Option Agreement entered into by and between PSRF and OPTIONEE, a copy of which is attached hereto as Appendix A. All capitalized terms used without definition in this Assignment Agreement shall have the meanings set forth in the Option Agreement.

2. PSRF has been provided with adequate notice and information regarding OPTIONEE'S acquisition of NEWCO, and agrees that said acquisition conforms to the terms of Article XI of the Option Agreement.

3. All parties agree that NEWCO is obligated to reimburse PSRF for previously unreimbursed and fixture patent expenses under Article VII of the Option Agreement. The current unreimbursed amount is approximately one thousand, six hundred and fifty nine dollars and fifty cents [$1,659.50] (for expenses through July 15, 2008) and shall be due and payable upon execution of this Assignment Agreement.

4. Paragraph 1.10 is added to the Option Agreement as follows:

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   1.10   NEWCO shall mean Generic Marketing Service, Inc. having a legal address of 2811 Reidville Road, Spartanburg, SC 29301, of which Dr. Marvin Hausman has voting control of NEWCO.

5. Paragraph 3.2 of the Option Agreement is modified as follows:

   3.2 Term. The term of the exclusive option of Paragraph 2.1 hereinabove shall begin upon the Effective Date and expire March 15, 2010 (hereinafter "Option Period"), so long as OPTIONEE, and the assignee, NEWCO, comply with the terms of this Option Agreement.

   All other terms and conditions of the Option Agreement shall remain unchanged.

   IN WITNESS WHEREOF, the parties hereto have executed this Assignment Agreement, in duplicate, by proper persons thereunto duly authorized.

THE PENN STATE RESEARCH FOUNDATION

By:    /s/ David E. Branigan
       ------------------------

Name:  David E. Branigan
       ------------------------

Title: Treasurer
       ------------------------

Date:  AUG 26 2008
       ------------------------

GENERIC MARKETING SERVICES

By:    /s/ Frank Arnone
       ------------------------

Name:  Frank Arnone
       ------------------------

Title: C.E.O.
       ------------------------

Date:  7/28/08
       ------------------------

NORTHWEST MEDICAL RESEARCH INC. By:

By:    /s/ Marvin S. Hausman
       ------------------------

Name:  Marvin S. Hausman MD
       ------------------------

Title: President
       ------------------------

Date:  7/31/08
       ------------------------

Ipo-mds/Addendum/NorthwestMedResearch

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